UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
June 18, 2021

World Financial Network Credit Card Master Note Trust
(Exact Name of Issuing Entity as Specified in its Charter)

Commission File Numbers of Issuing Entity: 333-208463 and 333-230197-02
Central Index Key Number of Issuing Entity: 0001282663

World Financial Network Credit Card Master Trust
(Exact Name of Issuer of Collateral Certificate as Specified in its Charter)

Commission File Numbers of Issuer of the Collateral Certificate: 333-208463-02 and 333-230197-01
Central Index Key Number of Issuer of the Collateral Certificate: 0001140096

WFN Credit Company, LLC
(Exact Name of Depositor/Registrant as Specified in its Charter)

Commission File Numbers of Depositor: 333-208463-01 and 333-230197
Central Index Key Number of Depositor: 0001139552

Comenity Bank
(Exact Name of Sponsor as Specified in its Charter)

Central Index Key Number of Sponsor: 0001007254

Delaware
(State or Other Jurisdiction of Incorporation of Issuing Entity and Registrant)

31-1772814 (I.R.S. Employer Identification No. of Registrant)

3075 Loyalty Circle, Columbus, Ohio	43219
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(614) 729-5044
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01. Entry into a Material Definitive Agreement
On June 18, 2021 U.S. Bank National Association  (“U.S. Bank”) succeeded MUFG Union Bank, N.A. (“Union Bank”) as trustee (the “Trustee”) for World Financial Network Credit Card Master Trust (the "Trust") under the Second Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 2001 (the “Pooling and Servicing Agreement”), among  Comenity Bank (the “Bank”), as servicer, WFN Credit Company, LLC, as transferor (the “Transferor” or the “Depositor”) and the Trustee, and as indenture trustee (the “Indenture Trustee”) under the Master Indenture, dated as of August 1, 2001 (the “Indenture”), between World Financial Network Credit Card Master Note Trust, as issuer (the “Issuing Entity”), and the Indenture Trustee. In connection with such succession, the following documents were executed:
•
On June 18, 2021, the Bank, as administrator (the “Administrator”), the Issuing Entity, Union Bank, as outgoing Indenture Trustee, and U.S. Bank, as successor Indenture Trustee, entered into a Succession Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.1 (the “IT Succession Agreement”).

•
On June 18, 2021, the Transferor, Union Bank, as outgoing Trustee, and U.S. Bank, as successor Trustee, entered into a Succession Agreement, a copy of which is filed with this Form 8-K as Exhibit 4.2 (the “Trustee Succession Agreement”).

•
On June 18, 2021, the Transferor and U.S. Bank, as Trustee, executed Collateral Certificate No. 4, issued in the name of U.S. Bank, as Indenture Trustee, a copy of which is filed with this Form 8-K as Exhibit 4.3.

Item 6.02. Change of Servicer or Trustee.
Pursuant to the Trustee Succession Agreement and the IT Succession Agreement, as a result of a transfer by MUFG Union Bank, N.A. (“Union Bank”) of its corporate trust business to U.S. Bank National Association (“U.S. Bank”), U.S. Bank succeeded Union Bank as Trustee under the Pooling and Servicing Agreement and as Indenture Trustee under the Indenture as of June 18, 2021, respectively. All capitalized terms not otherwise defined herein are used herein as defined in the Indenture, and if not defined therein, as defined in the Pooling and Servicing Agreement.
U.S. Bank, a national banking association, will be the successor Indenture Trustee (the “Successor Indenture Trustee”) and the successor Trustee.   U.S. Bancorp, with total assets exceeding $553 billion as of March 31, 2021, is the parent company of U.S. Bank, the fifth largest commercial bank in the United States.  As of March 31, 2021, U.S. Bancorp served approximately 18 million customers and operated over 2,300 branch offices in 26 states. A network of specialized U.S. Bancorp offices across the nation provides a comprehensive line of banking, brokerage, insurance, investment, mortgage, trust and payment services products to consumers, businesses, and institutions.
U.S. Bank has one of the largest corporate trust businesses in the country with office locations in 48 Domestic and 2 International cities. The Indenture and the Pooling and Servicing Agreement will be administered from U.S. Bank’s corporate trust office located at 190 South LaSalle Street, 7th Floor, Chicago, Illinois 60603.

U.S. Bank has provided corporate trust services since 1924.  As of March 31, 2021, U.S. Bank was acting as trustee with respect to over 109,000 issuances of securities with an aggregate outstanding principal balance of over $4.8 trillion.  This portfolio includes corporate and municipal bonds, mortgage-backed and asset-backed securities and collateralized debt obligations.
The Successor Indenture Trustee shall make each monthly statement available to the Noteholders via the Successor Indenture Trustee’s internet website at https://pivot.usbank.com. Noteholders with questions may direct them to the Successor Indenture Trustee’s bondholder services group at (800) 934-6802.
As of March 31, 2021, U.S. Bank (and its affiliate U.S. Bank Trust National Association) was acting as indenture trustee, registrar and paying agent on 51 issuances of credit card receivable-backed securities with an outstanding aggregate principal balance of approximately $30,227,500,000.00.
The information contemplated by Item 1109(a)(3) through (6) of Regulation AB is set forth below and in the Registration Statement on Form SF-3 (file no. 333-230197) filed by the Depositor on March 11, 2019.
Duties and Responsibilities of the Trustee
Under the terms of the Pooling and Servicing Agreement, the Trustee’s limited responsibilities include the following:
•	to deliver to Investor Holders of record certain notices, reports and other documents received by the Trustee, as required under the Pooling and Servicing Agreement;
•	to authenticate, deliver, cancel and otherwise administer the Investor Certificates;
•	to remove and reassign Ineligible Receivables and Receivables in Removed Accounts from the Trust;
•	to maintain necessary accounts for the Trust and to maintain accurate records of activity in those accounts;
•	to serve as the initial Transfer Agent, Paying Agent and Registrar, and, if it resigns these duties, to appoint a successor Transfer Agent, Paying Agent and Registrar;
•	to invest funds in the Trust accounts at the direction of the Servicer;
•	to distribute and transfer funds at the direction of the Servicer, as applicable, in accordance with the terms of the Pooling and Servicing Agreement;
•	to cause a sale of Receivables allocated to any Series of Investor Certificates that has an Invested Amount greater than zero on its Series Termination Date; and
•	to perform certain other administrative functions identified in the Pooling and Servicing Agreement.

If a Servicer Default occurs, in addition to the responsibilities described above, the Trustee may be required to appoint a Successor Servicer or to take over servicing responsibilities under the Pooling and Servicing Agreement. If a Servicer Default occurs, the Trustee will be required to exercise the rights and powers granted to the Trustee under the Pooling and Servicing Agreement using the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of its own affairs. In addition, if a Servicer Default occurs, the Trustee, in its discretion, may proceed to protect its rights or the rights of the Investor Holders under the Pooling and Servicing Agreement by a suit, action or other judicial proceeding.
Limitations on the Trustee’s Liability
The Trustee is not liable for any errors of judgment as long as the errors are made in good faith and the Trustee was not negligent. The Trustee may resign at any time, and it may be forced to resign if the Trustee fails to meet the eligibility requirements specified in the Pooling and Servicing Agreement.
The Majority Holders have the right to direct the time, method or place of conducting any proceeding for any remedy available to the Trustee under the Pooling and Servicing Agreement. The Trustee shall have the right to decline to follow any direction from the Majority Holders if the Trustee has been advised by counsel that the action so directed may not lawfully be taken, or if Trustee in good faith determines that the proceedings so directed would be illegal or involve it in personal liability.
Compensation and Indemnification of the Trustee
Under the terms of the Pooling and Servicing Agreement, the Servicer agrees to pay to the Trustee reasonable compensation for performance of its duties under the Pooling and Servicing Agreement. The Trustee has agreed to perform only those duties specifically set forth in the Pooling and Servicing Agreement. The Servicer has also agreed to indemnify the Trust and Trustee and its officers, directors, employees and agents against any loss, liability, expense, damage or injury (i) suffered or sustained by reason of any act or omission of the Servicer with respect to the trust pursuant to the Pooling and Servicing Agreement and (ii) incurred by them to the extent arising out of the administration of the Pooling and Servicing Agreement and the performance of its duties under the Pooling and Servicing Agreement, other than any expense or loss incurred by the trustee through its own willful misconduct or negligence or fraud.
Resignation or Removal of the Trustee
The Trustee may resign at any time, in which event the Depositor will be obligated to appoint a successor Trustee. The Servicer may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Pooling and Servicing Agreement or if the Trustee becomes insolvent. In those circumstances, the Servicer will be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee does not become effective until acceptance of the appointment by the successor Trustee.
Duties and Responsibilities of the Indenture Trustee
The Indenture Trustee has agreed to perform only those duties specifically set forth in the Indenture. Under the terms of the Indenture, the Indenture Trustee’s limited responsibilities include the following:
•	to deliver to Noteholders of record certain notices, reports and other documents received by the Indenture Trustee, as required under the Indenture;
•	to authenticate, deliver, cancel and otherwise administer the Notes;
•	to maintain custody of the Collateral Certificate;

•	to establish and maintain necessary Issuing Entity accounts and to maintain accurate records of activity in those accounts;
•	to serve as the initial Paying Agent, Transfer Agent and Registrar;
•	to invest funds in the Issuing Entity accounts at the direction of the Servicer;
•	to represent the Noteholders in interactions with Clearing Agencies and other similar organizations;
•	to distribute and transfer funds at the direction of the Servicer, as applicable, in accordance with the terms of the Indenture;
•
to periodically report on and notify Noteholders of certain matters relating to actions taken by the Indenture Trustee, property and funds that are possessed by the Indenture Trustee, and other similar matters; and

•	to perform certain other administrative functions identified in the Indenture

If an Event of Default or Early Amortization Event occurs and the Indenture Trustee has actual knowledge, or received notice, of the occurrence of an Event of Default or Early Amortization Event, as applicable, the Indenture Trustee will exercise its rights and powers under the Indenture using the same degree of care and skill as a prudent person would exercise in the conduct of his own affairs. If an Event of Default occurs and is continuing, the Indenture Trustee may, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series by any appropriate proceedings as the Indenture Trustee may deem necessary to protect and enforce any of those rights.
Limitations on the Indenture Trustee’s Liability
The Indenture Trustee is not liable for any errors of judgment as long as the errors are made in good faith and the Indenture Trustee was not negligent. The Indenture Trustee is not responsible for any investment losses to the extent that they result from Permitted Investments.
Compensation and Indemnification of the Indenture Trustee
Under the terms of the Indenture, the Servicer has agreed to pay the Indenture Trustee reasonable compensation for performance of its duties under the Indenture and to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. The Servicer has also agreed to indemnify the Indenture Trustee and its officers, directors, employees and agents against any loss, liability, expense, damage or claim incurred by them to the extent arising out of the administration of the Indenture and the performance of the Indenture Trustee’s duties under the Indenture and any other related document, other than any expense or loss incurred by the Indenture Trustee through its own willful misconduct or negligence.
Resignation or Removal of the Indenture Trustee
The Indenture Trustee may resign at any time. Noteholders holding more than 66 2/3% of the aggregate principal balance of Outstanding Notes of all Series may remove the Indenture Trustee and may appoint a successor Indenture Trustee. In addition, the Administrator will remove the Indenture Trustee if it ceases to be eligible to continue as an Indenture Trustee under the Indenture or if the Indenture Trustee becomes insolvent or otherwise becomes legally unable to act as Indenture Trustee. If the Indenture Trustee resigns or is removed, the Administrator will then be obligated to appoint a successor Indenture Trustee. If a successor Indenture Trustee does not assume the duties of Indenture Trustee within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuing Entity or Noteholders representing more than 50% of the aggregate principal balance of Outstanding Notes of all Series may petition a court of competent jurisdiction to appoint a successor Indenture Trustee. In addition, if the Indenture Trustee ceases to be eligible to continue as Indenture Trustee, any Noteholder may petition a court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.
If an Event of Default occurs under the Indenture, under the Trust Indenture Act of 1939, the Indenture Trustee may be deemed to have a conflict of interest and be required to resign as Indenture Trustee for one or more Classes of each Series of Notes. In that case, a successor Indenture Trustee will be appointed for one or more of those Classes of Notes and may provide for rights of senior Noteholders to consent to or direct actions by the Indenture Trustee which are different from those of subordinated Noteholders. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee for any Class or Series of Notes will not become effective until the successor Indenture Trustee accepts its appointment.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Document Description

4.1
Succession Agreement, dated as of June 18, 2021, among Comenity Bank, World Financial Network Credit Card Master Note Trust, MUFG Union Bank, N.A., as outgoing Indenture Trustee, and U.S. Bank National Association, as successor Indenture Trustee

4.2	Succession Agreement, dated as of June 18, 2021, among WFN Credit Company, LLC, MUFG Union Bank, N.A., as outgoing Trustee, and U.S. Bank National Association, as successor Trustee

4.3	Collateral Certificate No. 4, dated as of June 18, 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WFN CREDIT COMPANY, LLC as depositor

By: /s/ Michael Blackham
Name: Michael Blackham
Title: Treasurer

Dated:  June 24, 2021